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Exhibit 32.1

                            CTI GROUP (HOLDINGS) INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of CTI Group (Holdings) Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the period ended June 30, 2003 (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 14, 2003                          /s/ Bradley Houlberg
                                                 -----------------------
                                                 Bradley Houlberg
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)



Date: November 14, 2003                          /s/ Manfred Hanuschek
                                                 ---------------------
                                                 Manfred Hanuschek
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



        The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.